UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 25, 2008


                                CH4 Energy, Inc.
        (Exact name of small Business Issuer as specified in its charter)

           Nevada                       333-140578               75-3268284
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

4370 La Jolla Village Drive, Ste. 670, San Diego, CA               92122
    (Address of principal executive offices)                (Postal or Zip Code)

                                  604.904.2432
                (Issuer's telephone number, including area code)


                          Royal Blue Exploration, Inc.
                         160 West 5th Street, Suite 208
                      North Vancouver. B.C., Canada V7M 1J8
              (Former name, former address and former fiscal year,
                         if changed since last report)

This Current Report on Form 8-K is filed by CH4 Energy, Inc., a Nevada corporation (the "Company"), in connection with the items set forth below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under  Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                           FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "intend", "expect", "plan", "anticipate", "believe", "estimate", "project", "predict", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements speak only as of the date of this current report. In particular, this current report contains forward-looking statements pertaining to the following:

     * the quality of our properties with regard to, among other things, the existence of reserves in economic quantities;
     *    uncertainties about the estimates of reserves;
     * our ability to increase our production and oil and natural gas income through exploration and development;
     * the number of well locations to be drilled and the time frame within which they will be drilled;
     * the timing and extent of changes in commodity prices for natural gas and crude oil;
     *    domestic demand for oil and natural gas;
     *    drilling and operating risks;
     *    the   availability   of   equipment,   such  as   drilling   rigs  and
          transportation pipelines;
     *    changes in our drilling plans and related budgets;
     * the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity; and
     * other factors discussed under the subsection entitled "RISKS RELATED TO OUR BUSINESS" in Item 2.01 below.

These risks may cause our, or our industry's, actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

On June 17, 2008, the Company's Directors approved a 1:25 reverse stock split of the Company's common Stock. A Majority of the Stockholders approved the reverse stock split by written consent in lieu of a meeting on June 17, 2008 in accordance with the Nevada General Corporation Law.

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our" refer to CH4 Energy, Inc. Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to common shares in our capital stock.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 25, 2008, the Company, along with our Subsidiary, entered into a written agreement to purchase oil and gas lease interests from James Fitzsimons at a total cost of $521,500 (the "Agreement"). The Agreement relates to 169 leasehold properties totaling 3522.52 gross (2381.53 net) acres located in Okfuskee and Okmulgee Counties, Oklahoma.

As more fully described in Item 5.02 below, the Company has agreed to pay Mr. Sostad for all previous loans made to the Company since its inception. Accordingly, the Company is no longer indebted to Mr. Sostad in the amount of $9,781.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

PURCHASE OF OIL AND GAS LEASE INTERESTS FROM JAMES FITZSIMONS

James Fitzsimons was the beneficial owner of oil and gas lease interests located in Okfuskee County and Okmulgee County, Oklahoma. Specifically, those oil and gas leases are located in Section 13, Township 11 North, Range 11 East, Okfuskee County, Oklahoma; and Sections 2, 3, 4, 5, 6, 8, 9, 10, 11, 12, 15, 16, 17, 18,
19,  20,  21, 22,  26,  27,  28, 34 and 36,  Township  11 North,  Range 12 East,
Okmulgee County, Oklahoma (these sections hereinafter collectively referred to as the "Prospect" and the related leases hereinafter collectively referred to as the "Leases.") The Leases are fully described in Exhibit 1 to the Agreement which is attached to this current report.

Pursuant to the Agreement terms, the Company, through its wholly owned Subsidiary, acquired 100 % of James Fitzsimons' right, title, and interest in the Leases. The Leases were held in the name of Frontier Land, Inc. ("Frontier") as fiduciary trustee for the benefit of James Fitzsimons, and pursuant to the Agreement, will now be held by Frontier for the benefit of the Company's wholly owned subsidiary, CH4 Energy, LLC (the "Subsidiary").

The total purchase price for the Leases was $521,500. As consideration for the purchase of James Fitzsimons' oil and gas lease interests, the Company agreed to issue James Fitzsimons 2,538,000 shares (post reverse split1) of the Company's common stock, at an agreed value of $63,450. The Company became indebted to James Fitzsimons for the remaining balance of $458,050 for which the Company issued a Promissory Note. This Promissory Note, which is secured by the Leases, bears an interest rate of 9.5% per annum and is payable upon demand.

As part of the Agreement, the Company agreed to undertake to pay all outstanding costs and fees of Frontier and all future costs and fees of Frontier relating both to the Prospect and to the future acquisition of leases within the Prospect by Frontier. To assist with financing this obligation, Mr. Fitzsimons provided an additional interim loan to the Company of $116,000. This additional loan, which is also secured by the Leases, is payable upon demand and bears.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

As a result of purchasing oil and gas lease interests and our becoming engaged in the business of oil and gas exploration and development, as disclosed in Item
5.06 of this current report, upon the advice of counsel our management believes that our Company ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.

RISK FACTORS

In addition to other information in this current report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition. As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

OUR EXPLORATORY DRILLING OPERATIONS MAY NOT BE SUCCESSFUL, OUR BUSINESS MAY FAIL AND INVESTORS MAY LOSE THEIR ENTIRE INVESTMENT IN OUR COMPANY.

We intend to drill test wells on the Oklahoma properties covered by the oil and gas leases. There can be no assurance that our future drilling activities will be successful. We may not recover all or any portion of our capital investment in the wells. Unsuccessful drilling activities would have a material adverse effect upon our results of operations and financial condition and would likely result in the ultimate failure of our business operations. The cost of drilling, completing, and operating wells is often uncertain, and a number of factors can delay or prevent drilling operations including: (i) unexpected drilling conditions; (ii) pressure or irregularities in formation; (iii) equipment failures or accidents; (iv) adverse weather conditions; and (v) shortages or delays in availability of drilling rigs and delivery of equipment. If our exploratory drilling operations are not successful, our business may fail and investors may lose their entire investment in our Company.

THE OPERATIONS AND THE POTENTIAL PROFITABILITY OF OIL AND GAS EXPLORATION AND DEVELOPMENT COMPANIES OFTEN DEPEND UPON FACTORS BEYOND OUR CONTROL. IF OUR OPERATIONS AND POTENTIAL PROFITABILITY ARE NEGATIVELY IMPACTED BECAUSE OF THESE FACTORS, OUR BUSINESS COULD SUFFER AND INVESTORS COULD LOSE ALL OR PART OF THEIR INVESTMENT IN OUR COMPANY.

The potential profitability of oil and gas properties is dependent upon many factors beyond our control. For instance, world prices and markets for oil and gas are unpredictable, highly volatile and potentially subject to governmental price fixing, pegging and controls, or any combination of these and other factors, responding to changes in domestic, international, political, social, and economic environments. Additionally, due to worldwide economic uncertainty, the availability and cost of funds and other expenses have become increasingly difficult, if not impossible, to project. These and other changes and events may materially affect our financial performance.

Adverse weather conditions can also hinder drilling operations. A productive well may become uneconomic in the event water or other deleterious substances are encountered which impair or prevent the production of oil and/or gas from the well. In addition, production from any well may be unmarketable if it is impregnated with water or other deleterious substances. The marketability of oil and gas, which may be acquired or discovered, will be affected by numerous factors beyond our control. These factors include, but are not limited to, the proximity and capacity of oil and gas pipelines and processing equipment, market fluctuations of prices, taxes, royalties, land tenure, allowable production and environmental protection. These factors cannot be accurately predicted. If our operations and potential profitability are negatively impacted because of these factors, our business could suffer and investors could lose all or part of their investment in our Company.

OIL AND GAS EXPLORATION AND DEVELOPMENT INVOLVES MANY OPERATING RISKS. IF WE WERE TO EXPERIENCE ANY OF THESE PROBLEMS, IT COULD HAVE A MATERIAL, ADVERSE EFFECT ON OUR OPERATIONS AND POSSIBLY CAUSE US TO GO OUT OF BUSINESS AND INVESTORS TO LOSE THEIR ENTIRE INVESTMENT IN OUR COMPANY.

Our exploration activities will be subject to many risks, including the risk that we may not discover commercially productive reservoirs. Exploration for oil and natural gas can be unprofitable, not only from failing to discover reserves, but from productive wells that do not produce sufficient revenues to return a profit. In addition, our exploration activities may be curtailed, delayed or cancelled as a result of other factors, including:

     *    fires;
     *    explosions;
     *    blow-outs and surface cratering;
     * uncontrollable flows of underground natural gas, oil, or formation water;
     *    natural disasters;
     *    facility and equipment failures;
     *    title problems;
     *    shortages or delays in the delivery of equipment and services;
     *    abnormal pressure formations; and,
     * environmental hazards such as natural gas leaks, oil spills, pipeline ruptures and discharges of toxic gases.

If any of these events occur, we could incur substantial losses as a result of:

     *    injury or loss of life;
     * severe damage to and destruction of property, natural resources or equipment;
     *    pollution and other environmental damage;
     *    clean-up responsibilities;
     *    regulatory investigation and penalties;
     *    suspension of our operations; or,
     *    repairs necessary to resume operations.

We may be affected by any of these events more than larger companies, since we have limited working capital. We have not obtained any liability insurance for our operations at this time. If we were to experience any of these problems, it could have a material, adverse effect on our operations and could cause us to go out of business and investors to lose their entire investment in our Company.

THE OIL AND GAS INDUSTRY IS HIGHLY COMPETITIVE AND THERE IS NO ASSURANCE THAT WE WILL BE SUCCESSFUL IN ACQUIRING FURTHER OIL AND GAS EXPLORATION PROSPECTS AND HIRING QUALIFIED PERSONNEL. IF WE DO NOT COMPETE SUCCESSFULLY IN THESE AREAS, OUR OPERATIONS WILL LIKELY SUFFER AND OUR COMPANY WILL LIKELY BE UNSUCCESSFUL.

The oil and gas industry is intensely competitive, and we compete with other companies that have greater resources. Many of these companies not only explore for and produce oil and natural gas, but also carry on refining operations and market petroleum and other products on a regional, national or worldwide basis. These companies may be able to pay more for productive oil and natural gas properties and exploratory prospects or define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. Our larger competitors may be able to absorb the burden of present and future laws and regulations more easily than we can, which would adversely affect our competitive position. Our ability to acquire additional properties and to discover reserves in the future will be dependent upon our ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment. These companies also may be better able to attract the qualified personnel required to run a successful oil and gas exploration company.

OIL AND GAS OPERATIONS ARE SUBJECT TO COMPREHENSIVE REGULATION WHICH MAY CAUSE SUBSTANTIAL DELAYS OR REQUIRE CAPITAL OUTLAYS IN EXCESS OF THOSE ANTICIPATED CAUSING AN ADVERSE EFFECT ON US.

Oil and gas operations are subject to federal, state, and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Oil and gas operations are also subject to federal, state, and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of drilling methods and equipment. Various permits from government bodies are required for drilling operations to be conducted; no assurance can be given that such permits will be received. Environmental standards imposed by federal, state, or local authorities may be changed and any such changes may have material adverse effects on our activities. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on us. Additionally, we may be subject to liability for pollution or other environmental damages which we may elect not to insure against due to prohibitive premium costs and other reasons. To date we have not been required to spend material amounts on compliance with environmental regulations. However, we may be required to do so in future and this may affect our ability to expand or maintain our operations.

OIL AND GAS EXPLORATION AND DEVELOPMENT ACTIVITIES ARE SUBJECT TO CERTAIN ENVIRONMENTAL REGULATIONS WHICH MAY PREVENT OR DELAY THE COMMENCEMENT OR CONTINUANCE OF OUR OPERATIONS.

Our oil and gas exploration and development activities will be subject to certain federal, state and local laws and regulations relating to environmental quality and pollution control. Such laws and regulations increase the costs of these activities and may prevent or delay the commencement or continuance of a given operation. Compliance with these laws and regulations has not had a material effect on our operations or financial condition to date. Specifically, we are subject to legislation regarding emissions into the environment, water discharges and storage and disposition of hazardous wastes. In addition, legislation has been enacted which requires well and facility sites to be abandoned and reclaimed to the satisfaction of state authorities. However, such laws and regulations are frequently changed and we are unable to predict the ultimate cost of compliance.

ANY CHANGE TO GOVERNMENT REGULATION OR ADMINISTRATIVE PRACTICES MAY HAVE A NEGATIVE IMPACT ON OUR ABILITY TO OPERATE AND OUR PROFITABILITY.

The laws, regulations, policies or current administrative practices of any government body, organization or regulatory agency in the United States or any other jurisdiction, may be changed, applied or interpreted in a manner which will fundamentally alter our ability to carry on business. The actions, policies or regulations, or changes thereto, of any government body or regulatory agency, or other special interest groups, may have a detrimental effect on us. Any or all of these situations may have a negative impact on our ability to operate and/or our profitably.

RISKS RELATING TO OUR COMPANY

IF WE DO NOT CONTINUE TO OBTAIN ADDITIONAL FINANCING WE MAY NOT BE ABLE TO FULLY DEVELOP ALL OF OUR PROPERTIES.

While our current operating funds are sufficient to enable us to commence and complete all intended test wells on the Oklahoma properties covered by the oil and gas leases, we may encounter unforeseen costs and expenses. If we incur unforeseen costs and expenses, we will need to obtain additional financing in order to complete our business plan. We currently do not have any income producing operations or commitments to provide any additional funds that may be needed in the future.

We do not currently have any arrangements for financing and may not be able to find such financing. Our ability to obtain additional financing will be subject to a number of factors, including the market price for oil and gas, the success of our initial test wells and general market conditions. These factors will make the timing, amount, terms or conditions of financing uncertain and additional financing may be unavailable to us. If we do not obtain additional financing, we may be required to delay or limit the development of certain of our properties.

WE ARE A NEW ENTRANT INTO THE OIL AND GAS INDUSTRY WITHOUT A PROFITABLE OR LONG OPERATING HISTORY. WE DO NOT HAVE ANY INCOME PRODUCING OIL AND GAS PROPERTIES AND WE HAVE LIMITED FINANCIAL RESOURCES. WE HAVE NOT YET COMMENCED OUR
EXPLORATION ACTIVITIES NOR HAVE WE GENERATED ANY REVENUE SINCE OUR INCORPORATION. THERE IS NO MEANS BY WHICH INVESTORS CAN EVALUATE OUR POTENTIAL FOR SUCCESS AND THERE IS NO ASSURANCE THAT WE WILL EVER OPERATE PROFITABLY.

We have a limited operating history and must be considered in the exploration stage. Our Company's operations will be subject to all the risks inherent in the establishment of an exploration stage enterprise and the uncertainties arising from the absence of a significant operating history. Potential investors should be aware of the difficulties normally encountered by oil and gas exploration and development companies and the high rate of failure of such enterprises, especially those with a limited operating history such as ours. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the oil and gas exploration that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates. The expenditures to be made by us in our oil and gas exploration may not result in the discovery of oil and gas reserves. If the results of our exploration do not reveal commercially viable oil or gas reserves, we may decide to abandon our leasehold interests and acquire new oil and gas interests for exploration or cease operations. The acquisition of additional oil and gas interests will be dependent upon us possessing capital resources in order to purchase such interests. If no funding is available, we may be forced to abandon our operations. No assurance can be given that we will ever operate on a profitable basis.

Potential investors should be aware of the difficulties normally encountered by new resource companies and the high rate of failure of such enterprises. There is a high risk that our business will fail.

IF WE DO NOT CONTINUE AS A GOING  CONCERN,  OUR BUSINESS  WILL NOT SUCCEED.  OUR
INDEPENDENT   REGISTERED  PUBLIC  ACCOUNTING  FIRM  HAS  STATED  THAT  THERE  IS
SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

The report of our independent accountant to our audited financial statements for the year ended September 30, 2007 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern. Such factors identified in the report are that we have an accumulated deficit since inception, we are likely to incur further losses in the development of our business and that we are dependent upon obtaining adequate financing in order to generate profitable operations.
BECAUSE OUR DIRECTORS  HAVE OTHER  BUSINESS  INTERESTS,  THEY MAY NOT BE ABLE OR
WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, CAUSING OUR BUSINESS TO SUFFER AND POSSIBLY FAIL.

Our directors intend to spend a minority of their business time providing their services to us. While they presently possess adequate time to attend to our interests, it is possible that the demands on our directors from their other obligations could increase, or the demands of our business operations could increase, with the result that they would no longer be able to devote sufficient time to the management of our business. If this happens, our Company will not likely perform to its potential and may fail.

PROSPECTS THAT WE DECIDE TO DRILL MAY NOT YIELD NATURAL GAS OR OIL IN COMMERCIALLY VIABLE QUANTITIES. IF THIS HAPPENS, OUR BUSINESS WILL LIKELY FAIL AND INVESTORS WOULD LIKELY LOSE THEIR ENTIRE INVESTMENT IN OUR COMPANY.

None of the Oklahoma properties covered by the oil and gas leases have yet been fully evaluated by the Company. We will not know for certain, prior to drilling and testing, whether natural gas or oil will be present in those properties or, if present, whether natural gas or oil will be present in sufficient quantities to recover drilling or completion costs or to be economically viable. The cost of drilling, completing and operating any well is uncertain and any wells we drill may not be productive. If we never find commercially viable resources of oil and gas, our business will fail and investors will likely lose their entire investment in our Company.

OUR MANAGEMENT BENEFICIALLY OWN APPROXIMATELY 95.0% OF THE SHARES OF COMMON STOCK AND MANAGEMENT'S INTEREST COULD CONFLICT WITH THE INVESTORS, WHICH COULD CAUSE THE INVESTOR TO LOSE ALL OR PART OF THE INVESTMENT.

James Fitzsimons owns 2,698,000 (post reverse split) shares of our common stock, or 95.0% of our issued and outstanding common stock, as of the date hereof. Due to his stock ownership, James Fitzsimons is able to substantially influence all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. Such concentration of ownership may also have the effect of delaying or preventing a change in control, which may be to the benefit of our management but not in the interest of the shareholders. This beneficial ownership and potential effective control on all matters relating to the business and operations of our Company could eliminate the possibility of shareholders changing the management in the event that the shareholders did not agree with the conduct of the officers and directors. Additionally, the shareholders would potentially not be able to obtain the necessary shareholder vote to affect any change in the course of business of our Company. This lack of shareholder control could prevent the shareholders from removing from the Board of Directors any directors who are not managing the Company with sufficient skill to make it profitable, which could prevent us from becoming profitable and cause investors to lose all or part of their investment in our Company.

RISKS RELATING TO OUR SECURITIES

IF A LIQUID MARKET FOR OUR COMMON STOCK DOES NOT DEVELOP, SHAREHOLDERS MAY BE UNABLE TO SELL THEIR SHARES.

There is currently no liquid market for our common stock and no certainty that a liquid market will develop. While our common stock is quoted for trading on the OTC Bulletin Board, there has not been any trading of our common stock. If a liquid market is not developed for our shares, it will be difficult for shareholders to sell their stock.

A PURCHASER IS PURCHASING PENNY STOCK WHICH LIMITS HIS OR HER ABILITY TO SELL THE STOCK.

Our shares of common stock are considered penny stock under the Exchange Act. The shares will remain penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, thus limiting investment liquidity. Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our Company will be subject to rules 15g-1 through 15g-10 of the Exchange Act. Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

WE DO NOT INTEND TO PAY DIVIDENDS AND THERE WILL BE LESS WAYS IN WHICH YOU CAN MAKE A GAIN ON ANY INVESTMENT IN OUR COMPANY.

We have never paid any cash dividends and currently do not intend to pay any dividends for the foreseeable future. To the extent that we require additional funding currently not provided for in our financing plan, our funding sources may likely prohibit the payment of a dividend.

OUR ARTICLES OF INCORPORATION PROVIDE FOR INDEMNIFICATION OF OFFICERS AND DIRECTORS AT OUR EXPENSE AND LIMIT THEIR LIABILITY WHICH MAY RESULT IN A MAJOR COST TO US AND HURT THE INTERESTS OF OUR SHAREHOLDERS BECAUSE CORPORATE RESOURCES MAY BE EXPENDED FOR THE BENEFIT OF OFFICERS AND/OR DIRECTORS.

Our articles of incorporation and applicable Nevada law provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation or any of our directors, officers, employees, or agents, upon such person's promise to repay us, therefore, if it is ultimately determined that any such person should not have been entitled to indemnification this indemnification policy could result in substantial expenditures by us, which we will be unable to recoup.

We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against these types of liabilities, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with our registered securities , we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is are likely to materially reduce the market and price for our shares, if such a market ever develops.

DESCRIPTION OF BUSINESS

GENERAL OVERVIEW

We were incorporated on March 15, 2006 under the laws of the state of Nevada. Since our inception, we have intended to conduct mineral property exploration. To date, we have not conducted any exploration on our sole mineral property asset known as the Royal Pit Lode Claim located in the Yellow Pine Mining District in Clark County, Nevada. In June, 2008, we were presented with an opportunity to expand our exploration activities into the oil and gas sector.

On June 25, 2008, the Company,  in connection  with our Subsidiary  (CH4 Energy,
LLC), entered into an Agreement to Purchase Oil and Gas Lease Interests with James Fitzsimons. The Agreement relates to 169 leasehold properties totaling

3522.52 gross (2381.53 net) acres located in Section 13, Township 11 North, Range 11 East, Okfuskee County, Oklahoma; and Sections 2, 3, 4, 5, 6, 8, 9, 10, 11, 12, 15, 16, 17, 18, 19, 20, 21, 22, 26, 27, 28, 34 and 36, Township 11
North, Range 12 East, Okmulgee County, Oklahoma (these sections hereinafter collectively referred to as the "Prospect" and the related leases hereinafter collectively referred to as the "Leases."). Prior to the purchase, the Leases were held in the name of Frontier Land, Inc. ("Frontier") as fiduciary trustee for the benefit of James Fitzsimons. Pursuant to the Agreement, the Leases will now be held by Frontier for the benefit of our wholly-owned Subsidiary.

The total purchase price of the Lease interests was $521,500. As payment, the Company issued 2,538,000 (post reverse split) shares of its common stock to James Fitzsimons at an agreed upon price of $63,450. The Company became indebted to James Fitzsimons for the remaining balance of $458,050, for which the Company issued a Promissory Note. This Promissory Note, which is secured by the Leases, bears an interest rate of 9.5% per annum and is payable upon demand.

As part of the Agreement, the Company agreed to undertake to pay all outstanding costs and fees of Frontier and all future costs and fees of Frontier relating both to the Prospect and to the future acquisition of leases within the Prospect by Frontier. To assist with financing this obligation, Fitzsimons provided an additional interim loan to the Company of $116,000. This additional loan, which is also secured by the Leases, is payable upon demand and bears an interest rate of 9.5% per annum.

As a result of purchasing oil and gas lease interests and our becoming engaged in the business of oil and gas exploration and development, as disclosed in Item
5.06 of this current report, upon the advice of counsel our management believes that our Company ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.

BUSINESS SUBSEQUENT TO THE CLOSING OF THE OIL AND GAS LEASE PURCHASE AGREEMENTS

PLAN OF OPERATION

We are an exploration stage company engaged in the acquisition, exploration and, if warranted, development of prospective oil and gas properties. Following the completion of the transactions contemplated under the Agreement to Purchase Oil and Gas Lease Interests, we acquired the right through our wholly owned Subsidiary to conduct exploration within the Prospect, which represents leasehold properties totaling approximately 169 leasehold properties totaling 3522.52 gross (2381.53 net) acres located in Okfuskee and Okmulgee Counties, Oklahoma.

Since we are an exploration stage company, there is no assurance that a commercially viable oil and gas reserve exists on any of our current and future properties, and a great deal of further exploration will be required before a final evaluation as to the economic feasibility for our future exploration is determined. To date, we do not know if any economically viable oil and gas reserves exist on any of our current or future properties and there is no assurance that we will discover any.

Our plan of operation is to conduct exploration work on each of our current and future properties in order to ascertain whether any of them possess commercially exploitable quantities of oil and gas reserves. There can be no assurance that such oil and gas reserves exist on any of our current and future properties.

Even if we complete our proposed exploration programs on our current and future properties and we are successful in identifying an oil and gas reserve, we will have to spend substantial funds on further drilling and engineering studies before we will know whether we have a commercially viable oil and gas reserve.

COMPETITION

We operate in a highly competitive industry, competing with major oil and gas companies, independent producers and institutional and individual investors, which are actively seeking oil and gas properties throughout the world together with the equipment, labor and materials required to operate properties. Most of our competitors have financial resources, staffs and facilities substantially greater than ours. The principal area of competition is encountered in the financial ability to acquire good acreage positions and drill wells to explore for oil and gas, then, if warranted, drill production wells and install production equipment. Competition for the acquisition of oil and gas acreage is intense. Therefore, we may not be successful in acquiring and developing profitable properties in the face of this competition. No assurance can be given that sufficient oil and gas acreage will be available for acquisition and development.

GOVERNMENT REGULATION

Oil and gas exploration and development companies are subject to various federal, state and local governmental regulations, which may be changed from time to time in response to economic or political conditions and can have a significant impact upon overall operations. Matters subject to regulation include permits for drilling operations, drilling bonds, reports concerning operations, the spacing of wells, unitization and pooling of properties, taxation, abandonment and restoration and environmental protection. These laws and regulations are under constant review for amendment or expansion. Changes in these regulations could require us to expend significant resources to comply with new laws or regulations or changes to current requirements and could have a material adverse effect on us.

OIL AND GAS REGULATION

The governmental laws and regulations which could have a material impact on our Company as an oil and gas exploration company, are as follows:

DRILLING AND PRODUCTION

These types of regulation include permit requirements for the drilling of wells, drilling bonds and reports concerning operations. Most states regulate one or more of the following: (i) the location of wells; (ii) the method of drilling and casing wells; (iii) the rates of production or "allowables"; (iv) the surface use and restoration of properties upon which wells are drilled; (v) the plugging and abandoning of wells; and (vi) notice to surface owners and other third parties.

State laws may regulate the size and shape of drilling and spacing units or proration units governing the pooling of oil and natural gas properties. Some states, including Oklahoma, allow forced pooling or integration of tracts to facilitate exploration while other states rely on voluntary pooling of lands and leases. In some instances, forced pooling or unitization may be implemented by third parties and may reduce our interest in the unitized properties. In addition, state conservation laws establishing maximum rates of production from oil and natural gas wells generally prohibit the venting or flaring of natural gas and impose requirements regarding the ratability of production. These laws and regulations may limit the amount of natural gas and oil we can produce from our wells or limit the number of wells or the locations at which we can drill. Moreover, each state generally imposes a production or severance tax with respect to the production and sale of oil, natural gas and natural gas liquids within its jurisdiction.

ENVIRONMENTAL REGULATION

Our activities will be subject to existing federal, state and local laws and regulations governing environmental quality and pollution control. Our operations will be subject to stringent environmental regulation by state and federal authorities including the Environmental Protection Agency ("EPA"). Such regulation can increase the cost of such activities. In most instances, the regulatory requirements relate to water and air pollution control measures.

WASTE DISPOSAL

The Resource Conservation and Recovery Act ("RCRA"), and comparable state statutes, affect oil and gas exploration and production activities by imposing regulations on the generation, transportation, treatment, storage, disposal and cleanup of "hazardous wastes" and on the disposal of non-hazardous wastes. Under the auspices of the EPA, the individual states administer some or all of the provisions of RCRA, sometimes in conjunction with their own, more stringent requirements. Drilling fluids, produced waters, and most of the other wastes associated with the exploration, development, and production of crude oil, natural gas, or geothermal energy constitute "solid wastes", which are regulated under the less stringent non-hazardous waste provisions, but there is no guarantee that the EPA or the individual states will not adopt more stringent requirements for the handling of non-hazardous wastes or categorize some non-hazardous wastes as hazardous for future regulation.

AIR EMISSIONS

Our operations are subject to local, state and federal regulations for the control of emissions of air pollution. Major sources of air pollutants are subject to more stringent, federally imposed permitting requirements. Administrative enforcement actions for failure to comply strictly with air pollution regulations or permits are generally resolved by payment of monetary fines and correction of any identified deficiencies. Alternatively, regulatory agencies could require us to forego construction, modification or operation of certain air emission sources.

CLEAN WATER ACT

The Clean Water Act ("CWA") imposes restrictions and strict controls regarding the discharge of wastes, including produced waters and other oil and natural gas wastes, into waters of the United States, a term broadly defined. Permits must be obtained to discharge pollutants into federal waters. The CWA provides for civil, criminal and administrative penalties for unauthorized discharges of oil, hazardous substances and other pollutants. It imposes substantial potential liability for the costs of removal or remediation associated with discharges of oil or hazardous substances. State laws governing discharges to water also provide varying civil, criminal and administrative penalties and impose liabilities in the case of a discharge of petroleum or it derivatives, or other hazardous substances, into state waters. In addition, the EPA has promulgated regulations that may require us to obtain permits to discharge storm water runoff. In the event of an unauthorized discharge of wastes, we may be liable for penalties and costs.

EMPLOYEES

We have no employees as of the date of this report and anticipate that our operations will be conducted primarily through third party consultants and contractors rather than by employees. We do not anticipate hiring a large number of employees.

SUBSIDIARIES

On June 16, 2008, we caused to be formed an Oklahoma limited liability company by the name of CH4 Energy, LLC (the "Subsidiary") which became our wholly owned Subsidiary. As consideration for 100% of the Membership shares of the Subsidiary, the Company contributed cash in the amount of $100. On June 21, 2008, the Company, as the Subsidiary's sole Member, elected Larry Sostad as the Subsidiary's Manager. Mr. Sostad was then appointed as President, Secretary and Treasurer of the Subsidiary.

At the closing of the Agreements as described in Items 1.01 and 2.01 above, the Subsidiary was further capitalized with the Leases. The Leases, together with the $100 initial cash contribution, presently constitute 100% of the Subsidiary's assets.

RESEARCH AND DEVELOPMENT EXPENDITURES

We have not incurred any research and development expenditures since our incorporation.

PATENTS AND TRADEMARKS

We do not own, either legally or beneficially, any patents or trademarks.

REPORTS TO SECURITY HOLDERS

We voluntarily file annual, quarterly and current reports, and other information with the Securities & Exchange Commission (the "SEC"). You may also read and copy any document we file at the SEC's Public Reference Room at One Station

Place, 100 F Street, N.E., Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also obtain copies of our SEC filings by going to the SEC's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

COMPANY OVERVIEW

We are an exploration stage company engaged in the acquisition, exploration and, if warranted, development of mineral properties. In June, 2008, we were presented with an opportunity to expand our exploration activities into the oil and gas sector.

On June 25, 2008, together with our wholly owned Subsidiary, we entered into an agreement with James Fitzsimons for the purchase of certain oil and gas lease interests. The agreements represent 169 leasehold properties totaling approximately 3522.52 gross (2381.53 net) located in Okfuskee County, Oklahoma which will be held in the name of the Subsidiary.

PLAN OF OPERATIONS AND CASH REQUIREMENTS

Our plan of operation for the twelve months following the date of this current report is to commence and complete test wells on certain of the Oklahoma properties covered by the Agreement to Purchase Oil and Gas Leases. We anticipate that the minimum cost of these programs in the twelve months following the date of this current report will be approximately $450,000.

In the next 12 months, we also anticipate spending an additional $50,000 on administrative expenses, including fees payable in connection with our compliance with our reporting obligations as a public company, such as legal, accounting and audit fees.

Total expenditures over the next 12 months are therefore expected to be at least $500,000. While we have the cash on hand necessary to cover a portion of these expenses, we will require additional funding in order to cover all of them. We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock or from director loans. However, we cannot provide investors with any assurance that we will be able to raise sufficient funding. We do not have any arrangements in place for any future equity financing.

We are in the process of determining our personnel needs. We intend to hire employees over the course of the next twelve months. To attract qualified personnel, we intend to offer percentages of the working interest in the Company's oil and gas properties.

LIQUIDITY AND CAPITAL RESOURCES

Our Company's principal cash requirements are for exploration expenses which we anticipate will rise as we proceed to determine the feasibility of developing our current or future property interests.

CAPITAL RESOURCES

As of March 31, 2008, we had cash of less than $505 and working capital of less than $505. Our net cash provided by financing activities during the period from our inception to March 31, 2008 was $27,561. We have suffered recurring losses from inception. Our ability to meet our financial liabilities and commitments is primarily dependent upon the continued financial support of our directors and shareholders, the continued issuance of equity to new or existing shareholders, and our ability to achieve and maintain profitable operations.

On June 25, 2008, James Fitzsimons loaned $116,000 to our Company.

OFF-BALANCE SHEET ARRANGEMENTS

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

EMPLOYEES AND PURCHASE OF PLANT OR EQUIPMENT

We are in the process of determining our personnel needs. We intend to hire employees over the course of the next twelve months but do not currently have an estimate of how many employees we will hire or how much it will cost.

ACCOUNTING MATTERS

We have discussed our plan of operation with our independent auditor who agrees with management's conclusion that because there have not been any operations associated with the assets we have acquired, historic financial information for our acquired business would not be meaningful to investors and need not be provided.

OIL AND GAS PROPERTIES

REPORTED RESERVES

We have not filed, or included in any reports, any estimates of total, proved net oil or gas reserves to any Federal authority or agency with respect to our oil and gas assets.

PRODUCTION

We have not entered into production with respect to any of our oil and gas interests and there is no indication or guarantee that we will do so.

PRODUCTIVE WELLS AND ACREAGE

As of the date of this current report, we do not own any productive wells or developed oil and gas acreage.

UNDEVELOPED ACREAGE

As of the date of this current report, we hold lease interests in approximately 3482.52 gross (2361.53 net) acres located in Okfuskee County, Oklahoma. There are no additional requirements, such as minimum exploration or drilling deadlines, to retain our lease interests. A summary of the property covered by our lease interests is as follows:

        SECTION-TOWNSHIP-RANGE        GROSS ACRES        NET ACRES
        ----------------------        -----------        ---------
             13-11N-11E                  40.00            40.0000

             02-11N-12E                 205.00           139.4531

             03-11N-12E                 120.00            43.3333

             04-11N-12E                 404.89           384.8900

             05-11N-12E                 204.18           127.9896

             06-11N-12E                 160.00            70.0000

             08-11N-12E                 120.00             7.5000

             09-11N-12E                 120.00            98.1767

             10-11N-12E                 305.67           247.5450

             11-11N-12E                 160.00            80.0000

             12-11N-12E                  40.00            40.0000

             15-11N-12E                 175.00            52.7500

             16-11N-12E                  80.00            60.0000

             17-11N-12E                  50.00            12.5000

             18-11N-12E                 159.29            93.4873

             19-11N-12E                 199.70           130.5415

             20-11N-12E                 160.00           160.0000

             21-11N-12E                  80.00            33.3333

             22-11N-12E                 120.00           120.0000

             26-11N-12E                 278.79           268.8885

             27-11N-12E                 120.00            88.3360

             28-11N-12E                  80.00            18.3367

             34-11N-12E                  80.00            40.0000

             36-11N-12E                  60.00            24.4792

           TOTALS                      3522.52          2381.5311

DRILLING ACTIVITY

We  have  not  engaged  in  any  oil  and  gas  drilling   activity   since  our
incorporation.

PRESENT ACTIVITIES

As of the date of this current report, we do not hold an interest in any oil and gas wells that are in the process of drilling (including wells temporarily suspended), waterfloods in process of installation, pressure maintenance operations or any other related operations of material importance.

DELIVERY COMMITMENTS

We are not obligated to provide a fixed and determinable quantity of oil or gas to any third party pursuant to any contracts or agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

Information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers as a group, as of June 25 2008 is set forth in Item 5.01 of this current report.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Information concerning our directors and executive officers is set forth in Item
5.02 of this current report.

LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceeding. Management is not aware of any threatened litigation, claims or assessments.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

     (a)  our principal executive officer;

     (b) each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended September 30, 2007; and,

     (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended September 30, 2007, who we will collectively refer to as our named executive officers, of our Company for the year ended September 30, 2007, are set out in the following tables, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation does not exceed $100,000 for the respective fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                               Change In
                                                                             Pension Value
                                                                                 And
                                                                             Non-Qualified
   Name                                                       Non-Equity       Deferred
and Principal                            Stock     Option   Incentive Plan   Compensation     All Other
 Position        Year   Salary   Bonus   Awards    Awards    Compensation      Earnings      Compensation    Total
 --------        ----   ------   -----   ------    ------    ------------      --------      ------------    -----
Larry Sostad(1)  2008     N/A     N/A      N/A       N/A          N/A             N/A             N/A         N/A

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

We have not entered into any employment agreement or consulting agreements with our directors and executive officers. There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

STOCK OPTION PLAN

Currently, our Company does not have a stock option plan in favor of any director, officer, consultant or employee of our Company.

STOCK OPTIONS/SAR GRANTS

Our Company did not grant any options or stock appreciation rights during our fiscal year ended September 30, 2007.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

There were no options exercised during our fiscal year ended September 30, 2007 by any officer or director of our Company.

DIRECTORS COMPENSATION

We may reimburse our directors for expenses incurred in connection with attending board meetings but did not pay director's fees or other cash compensation for services rendered as a director during our fiscal year ended September 30, 2007.

We have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our Company other than services ordinarily required of a director. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

INDEBTEDNESS OF DIRECTORS, SENIOR OFFICERS, EXECUTIVE OFFICERS AND OTHER MANAGEMENT

None of the directors or executive officers of our Company or any associate or affiliate of our Company DURING THE LAST FISCAL YEAR, is or has been indebted to our Company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

No director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, during the year ended September 30, 2007, in which the amount involved in the transaction exceeded or exceeds the lesser of $10,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

DESCRIPTION OF SECURITIES

GENERAL

Our authorized capital stock consists of 75,000,000 shares of common stock at a par value of $0.001 per share.

COMMON STOCK

As of June 24, 2008, there were 302,000 shares (post reverse split) of our common stock issued and outstanding held by 31 stockholders of record. Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

PREFERRED STOCK

We do not have an authorized class of preferred stock.

DIVIDEND POLICY

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

SHARE PURCHASE WARRANTS

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

OPTIONS

We have not issued and do not have outstanding any options to purchase shares of our common stock.

CONVERTIBLE SECURITIES

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

MARKET PRICE FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our common stock is currently quoted on the OTC Bulletin Board under the symbol "CHEY". However, our common stock has not traded through this quotation system since the initial quotation date.

HOLDERS OF OUR COMMON STOCK

As at June 25, 2008, there were 2,840,000 (post reverse split) shares of our common stock issued and outstanding that are held by 31 stockholders of record.

DIVIDENDS

Since our inception, we have not paid dividends on our common stock in the past and do not anticipate paying dividends in the near future. We intend to retain earnings, if any, for use in our business and do not anticipate paying any cash dividends. Our directors will determine if and when dividends should be declared and paid in the future based on our financial position at the relevant time. All of our shares of common stock are entitled to an equal share in any dividends declared and paid.

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
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We do not have any equity compensation plans in place.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT

On June 25, 2008, the Company became indebted to James Fitzsimons in the amount of $458,050, which represents partial compensation for purchase of the oil and gas leases described in subsection entitled "Item 2.01" above. On June 25, 2008, the Company executed a Promissory Note payable to James Fitzsimons. Under the terms of the Promissory Note, the Company promised to pay James Fitzsimons interest on the principal of $458,050 at the rate of 9.5% per annum. The Promissory Note is secured by the Leases and is payable upon demand. A true and correct copy of the Promissory Note (entitled "Promissory Note - 1") is attached as Exhibit 2 to the Agreement to Purchase Oil and Gas Leases which is further attached as Exhibit 2.1 to this current report.

On June 25, 2008, the Company borrowed an additional $116,000 from Fitzsimons and a separate Promissory Note ("Promissory Note - 2") payable to Fitzsimons, bearing an interest rate of 9.5% per annum and payable on demand, was issued. The Promissory Note is also secured by the Leases. A true and correct copy of the Promissory Note (entitled "Promissory Note - 2") is attached as Exhibit 3 to the Agreement to Purchase Oil and Gas Leases which is further attached as
Exhibit 2.1 to this current report. The funds from this loan will be used as working capital.

The amount of consideration for the purchase of the oil and gas lease interests and the terms of the two loans were determined as a result of arm's length bargaining between James Fitzsimons and our Company and was a condition to James Fitzsimons' purchase of 160,000 of our shares (post reverse split) from our former controlling shareholder, Larry Sostad.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On June 25, 2008, the Company entered into a material definitive agreement with James Fitzsimons (as described in subsection 2.01 above) wherein the Company agreed to issue 2,538,000 (post reverse split) shares of its common stock to Mr. Fitzsimons at an agreed price of $63,450. The above-described sales of shares of common stock have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the Securities Act and Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering and/or transactions by an issuer to a non-U.S. person.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On June 25, 2008 the Company entered into an Agreement wherein it agreed to issue 2,538,000 (post reverse split) shares of its common stock to James Fitzsimons. When issued, in combination with the 160,000 (post reverse split) shares James Fitzsimons purchased from Mr. Sostad, James Fitzsimons will own 95.0% of the issued and outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 25, 2008, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

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
                                                       Nature of
Name and Address of    Title of       Amount of       Beneficial      Percentage
  Beneficial Owner       Class     Shares Owned(1)    Ownership(1)     of Class
  ----------------       -----     ---------------    ------------     --------

James Fitzsimons     Common Stock     2,698,000          Direct          95.0%
Selnaustrasse 3
8001 Zurich
Switzerland

----------
(1) Based on 2,840,000 (post reverse split) shares of common stock issued and outstanding as of June 25 2008. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 25 2008, a transaction between Larry Sostad and James Fitzsimons was effected whereby James Fitzsimons acquired 160,000 (post reverse split) shares of the Company's common stock from Mr. Sostad. On June 25 2008, as the sole Director of the Company, Larry Sostad appointed James Fitzsimons as the Company's sole officer effective as of June 27, 2008. Mr. Sostad subsequently tendered his resignation as the Company's sole officer and Director, to be effective June 27, 2008.

The following individuals serve or will serve as the directors and executive officers of our Company. All directors of our Company hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. The executive officers of our Company are appointed by our board of directors and hold office until their death, resignation or removal from office.

                                                                            Date First
                                                                            Elected Or
Name                 Position Held With Our Company             Age         Appointed
----                 ------------------------------             ---         ---------
Larry Sostad         President/CEO/CFO/Secretary/Treasurer       64      March 15, 2006
                     Director (resignation to take effect
                     on June 27, 2008)

James Fitzsimons     President/CFO/Secretary/                    47      June 25, 2008, and
                     Director (effective June 27, 2008)                  Effective June 27, 2008

In conjunction with Mr. Sostad's resignations as a Director and Officer of the Company, the Company will pay Mr. Sostad for all previous loans made to the Company since its inception. Accordingly, the Company is no longer indebted to Mr. Sostad in the amount of $9,781.

BUSINESS EXPERIENCE

James Fitzsimons was appointed as the Company's sole Director of our Company to take effect June 27, 2008. Mr. Fitzsimons is an elected member of the Schweizerische Vereinigung von Petroleum-Geologen und -Ingeneuren (Swiss Association of Petroleum Geologists and Engineers) and during the past five years has been employed by Reta Holding SA of Paradiso, Switzerland, also serving as a member of the board of directors of Kapital Finanz und Treuhand Gesellshaft (Capital Finance and Trust Company) a licensed and regulated asset and fund management company and a full member of SECA (Swiss Private Equity & Corporate Finance Association). Mr. Fitzsimons has been active in the mineral

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
extraction industry for over 15 years, and has been active within the oil and gas industry in the state of Oklahoma for over five years. Mr. Fitzsimons received a Bachelor of Laws degree from University College London. His industry knowledge comes from direct experience of the oil and gas business both in Europe and the United States.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

As a result of the closing of the purchase of the oil and gas lease interests from James Fitzsimons and our becoming engaged in the business of oil and gas exploration and development, as disclosed in this current report in Items 1.01 and 2.01, upon the advice of counsel, management believes that our Company ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 of this current report for a detailed description of the asset acquisition and the business of our Company following the closing date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                             Description
-----------                             -----------

   10.1    Agreement to Purchase Oil and Gas Lease Interests dated June 25, 2008

   10.2    Stock Purchase Agreement dated June 25, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CH4 Energy, Inc.


Date: June 27, 2008                         By: /s/ Larry Sostad
                                                --------------------------------
                                                Larry Sostad, President


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